Exhibit 3.3

Electronic Articles of Incorporation For	P13000025581 FILED March 19, 2013 Sec. Of State jshivers

FOCUS FRANCHISING, INC.

The undersigned incorporator, for the purpose of forming a Florida profit corporation, hereby adopts the following Articles of Incorporation:

Article I

The name of the corporation is:

FOCUS FRANCHISING, INC.

Article II

The principal place of business address:

103 13TH STREET
UNIT A
ST. AUGUSTINE, FL. US  32080

The mailing address of the corporation is:

103 13TH STREET
UNIT A
ST. AUGUSTINE, FL. US  32080

Article III

The purpose for which this corporation is organized is:

ANY AND ALL LAWFUL BUSINESS.

Article IV

The number of shares the corporation is authorized to issue is:

100

Article V

The name and Florida street address of the registered agent is:

JAMES COOK
629 MANDERLY RUN
LAKE MARY, FL. 32746

I certify that I am familiar with and accept the responsibilities of registered agent.

Registered Agent Signature:   JAMES COOK

P13000025581 FILED March 19, 2013 Sec. Of State jshivers

Article VI

The name and address of the incorporator is:

ALLAN RICHMAN
103 13TH STREET
UNIT A
ST. AUGUSTINE, FL 32080

Electronic Signature of Incorporator:  ALLAN RICHMAN

I am the incorporator submitting these Articles of Incorporation and affirm that the facts stated herein are true.  I am aware that false information submitted in a document to the Department of State constitutes a third degree felony as provided for in s.817.155, F.S.  I understand the requirement to file an annual report between January 1st and May 1st in the calendar year following formation of this corporation and every year thereafter to maintain "active" status.

Article VII

The initial officer(s) and/or director(s) of the corporation is/are:

Title:        PRES
ALLAN  RICHMAN
103 13TH STREET, UNIT A
ST. AUGUSTINE, FL. 32080  US

Title:        SEC
ALLAN  RICHMAN
103 13TH STREET, UNIT A
ST. AUGUSTINE, FL. 32080  US

Title:        TREA
ALLAN  RICHMAN
103 13TH STREET, UNIT A
ST. AUGUSTINE, FL. 32080  US

Title:        DIR
ALLAN  RICHMAN
103 13TH STREET, UNIT A
ST. AUGUSTINE, FL. 32080  US

Article VIII

The effective date for this corporation shall be:

03/19/2013